INVESTORS BOND FUND

                               TAXSAVER BOND FUND

                          Supplement Dated June 3, 2005
                       to Prospectus Dated August 1, 2004


Bainbridge Capital Management, LLC ("Bainbridge"), investment adviser to each of Investors Bond Fund and TaxSaver Bond Fund (each a "Fund"), has advised the Board of Trustees of Forum Funds (the "Trust") that it (1) will not continue to waive its advisory fee with respect to a Fund or reimburse Fund expenses after July 31, 2005, and (2) intends to resign as each Fund's investment adviser on or about the same date.

As a result, effective June 3, 2005, the Trust ceased publicly offering shares of each Fund. This means that each Fund is closed to new investors and current shareholders of a Fund may not purchase additional Fund shares except through a pre-established systematic investment plan or through the Fund's exchange program.